EXHIBIT 99.1

RESCARE SECOND QUARTER 2012 RESULTS

Revenues for the second quarter of 2012 were $399.9 million, a 0.2% increase over the prior year period revenues of $399.1 million.  Increased revenues from organic growth in our Pharmacy business and acquisitions in our Residential and HomeCare segments since the second quarter of 2011 were offset by contract losses and modifications in Workforce Services.

Income from continuing operations was $4.8 million for the second quarter of 2012, compared with $10.0 million in the same period of 2011.  The decrease was due primarily to a $7.1 million pre-tax charge for extinguishment of debt, which was partially offset by lower interest expense, both of which related to the April 5, 2012, refinancing of our credit facility.  Adjusted EBITDA for the second quarter of 2012 was $31.2 million versus $31.3 million in the prior year quarter.

The company ceased providing international workforce services in Europe during the second quarter of 2011.  The closure and disposal of these operations have been accounted for as discontinued operations.  Accordingly, the results of these operations, net of income taxes, have been classified as discontinued operations for all periods presented.

RES-CARE, INC.
Unaudited Financial Highlights
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Income Statement Data:
Revenues	$399,902	$399,092	$797,244	$785,176
Cost of services	301,342	299,548	600,232	592,933
Gross profit	98,560	99,544	197,012	192,243
Operating expenses:
Operational general and administrative	58,764	60,763	119,049	118,750
Corporate general and administrative	16,464	14,213	34,131	28,268
Total operating expenses	75,228	74,976	153,180	147,018

Operating income	23,332	24,568	43,832	45,225

Interest expense, net	8,142	10,597	18,350	21,363
Loss on extinguishment of debt	7,129	—	7,129	—
Income from continuing operations before income taxes	8,061	13,971	18,353	23,862
Income tax expense	3,252	3,977	7,389	7,038
Income from continuing operations	4,809	9,994	10,964	16,824
Loss from discontinued operations, net of tax	—	(3,060)	—	(6,216)
Net income	4,809	6,934	10,964	10,608
Net loss – noncontrolling interest	(31)	(36)	(61)	(68)
Net income – Res-Care, Inc.	4,840	6,970	11,025	10,676

Other comprehensive income:
Foreign currency translation adjustments	(132)	(405)	29	(311)
Comprehensive income attributable to Res-Care, Inc.	$4,708	$6,565	$11,054	$10,365
Total comprehensive income	$4,677	$6,529	$10,993	$10,297

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Income from Continuing Operations to EBITDA and Adjusted EBITDA:
Income from continuing operations	$4,809	$9,994	$10,964	$16,824
Add: Interest, net	8,142	10,597	18,350	21,363
Loss on extinguishment of debt	7,129	—	7,129	—
Depreciation and amortization	6,703	5,000	13,349	9,964
Income tax expense	3,252	3,977	7,389	7,038
EBITDA (1)	30,035	29,568	57,181	55,189
Add: Onex transaction costs	—	1,737	—	1,737
Share-based compensation	851	—	2,025	—
Acquisition costs	264	40	264	340
Adjusted EBITDA (1)	$31,150	$31,345	$59,470	$57,266

	June 30, 2012	December 31, 2011
Balance Sheet Data:
ASSETS

Cash and cash equivalents	$33,298	$25,651
Accounts receivable, net	225,321	221,089
Other current assets	44,084	50,316
Total current assets	302,703	297,056
Property and equipment, net	82,348	84,893
Goodwill	273,378	267,697
Other intangible assets, net	314,402	314,954
Other assets	29,070	27,658
	$1,001,901	$992,258

LIABILITIES AND SHAREHOLDER’S EQUITY

Current liabilities	$166,551	$174,337
Other long-term liabilities	156,038	153,770
Long-term debt	367,338	365,196
Shareholder’s equity	311,974	298,955
	$1,001,901	$992,258

(1)
EBITDA is defined as income from continuing operations before depreciation and amortization, net interest expense, loss on extinguishment of debt and income taxes.  Adjusted EBITDA is defined as EBITDA before Onex transaction costs, share-based compensation and acquisition costs.  EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under accounting principles generally accepted in the United States of America.  The items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing financial performance.  Management routinely calculates and presents EBITDA and Adjusted EBITDA because it believes that EBITDA and Adjusted EBITDA are useful to investors and are used as analytical indicators within the industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value.  EBITDA is also used in measurements under certain covenants contained in the Company’s credit agreement.

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Cash Flow Data:
Net income	$4,809	$6,934	$10,964	$10,608
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	6,704	5,034	13,349	10,035
Amortization of discount and deferred debt issuance costs	592	670	1,267	1,558
Share-based compensation	851	—	2,025	—
Deferred income taxes, net	(476)	824	624	2,597
Provision for losses on accounts receivable	1,336	1,781	2,885	3,475
Write down on assets held for sale	—	1,628	—	1,628
Loss on extinguishment of debt, net of original issue discount paid	6,400	—	6,400	—
Loss on sale of assets	60	152	95	175
Changes in operating assets and liabilities	3,807	(11,309)	(16,047)	(1,927)
Cash provided by operating activities	24,083	5,714	21,562	28,149

Cash flows from investing activities:
Proceeds from sale of assets	33	322	43	322
Purchases of property and equipment	(3,154)	(3,219)	(7,415)	(5,300)
Acquisitions of businesses, net of cash acquired	(4,112)	(2,536)	(8,662)	(8,645)
Cash used in investing activities	(7,233)	(5,433)	(16,034)	(13,623)

Cash flows from financing activities:
Debt repayments, net	7,228	(6,954)	6,088	(31,470)
Debt issuance costs	(3,978)	(429)	(3,978)	(558)
Funds contributed by co-investors	—	—	—	1,400
Cash provided by (used in) financing activities	3,250	(7,383)	2,110	(30,628)
Effect of exchange rate on cash and cash equivalents	(55)	(9)	9	81
Increase (decrease) in cash and cash equivalents	$20,045	$(7,111)	$7,647	$(16,021)

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Segment Data:
Revenues:
Residential Services	$219,657	$212,489	$437,966	$418,828
ResCare HomeCare	83,716	79,427	167,363	158,080
Youth Services	45,042	46,583	91,599	91,664
Workforce Services	51,487	60,593	100,316	116,604
Consolidated	$399,902	$399,092	$797,244	$785,176

Adjusted Operating Income(1):
Residential Services	$28,431	$23,905	$56,588	$45,919
ResCare HomeCare	5,376	5,629	10,177	10,939
Youth Services	3,602	4,473	6,871	7,566
Workforce Services	2,354	4,712	4,302	9,169
Corporate	(16,431)	(12,414)	(34,106)	(26,631)
Consolidated	$23,332	$26,305	$43,832	$46,962

Adjusted Operating Margin(1):
Residential Services	12.9%	11.2%	12.9%	11.0%
ResCare HomeCare	6.4%	7.1%	6.1%	6.9%
Youth Services	8.0%	9.6%	7.5%	8.3%
Workforce Services	4.6%	7.8%	4.3%	7.9%
Corporate	(4.1%)	(3.1%)	(4.3%)	(3.4%)
Consolidated	5.8%	6.6%	5.5%	6.0%

(1)	Other (expense) income, which is included with corporate general and administrative expenses per the Income Statement Data on page 2, has been allocated for purposes of segment reporting.

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Reconciliation of Operating Income to Adjusted Operating Income:
Operating Income:
Residential Services	$28,431	$23,905	$56,588	$45,919
ResCare HomeCare	5,376	5,629	10,177	10,939
Youth Services	3,602	4,473	6,871	7,566
Workforce Services	2,354	4,712	4,302	9,169
Corporate(1)	(16,431)	(14,151)	(34,106)	(28,368)
Consolidated	$23,332	$24,568	$43,832	$45,225

Adjustments:
Residential Services	$—	$—	$—	$—
ResCare HomeCare	—	—	—	—
Youth Services	—	—	—	—
Workforce Services	—	—	—	—
Corporate(1)	—	1,737	—	1,737
Consolidated	$—	$1,737	$—	$1,737

Adjusted Operating Income:
Residential Services	$28,431	$23,905	$56,588	$45,919
ResCare HomeCare	5,376	5,629	10,177	10,939
Youth Services	3,602	4,473	6,871	7,566
Workforce Services	2,354	4,712	4,302	9,169
Corporate	(16,431)	(12,414)	(34,106)	(26,631)
Consolidated	$23,332	$26,305	$43,832	$46,962

(1)	The three and six month periods ended June 30, 2011 included $1.7 million related to the Onex transaction costs.

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